FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), is dated as of August 1, 2016 (the "Effective Date"), by and among WAGEWORKS, INC., a Delaware corporation (the "Borrower"), the several financial institutions from time to time party to the Credit Agreement (as defined below) as lenders (the "Lenders"), including WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells"), and MUFG UNION BANK, N.A., as a Lender and as administrative agent for the Lenders (in such capacity, the "Agent") and as L/C Issuer.

BACKGROUND

A.Borrower, Lenders and Agent are parties to the Amended and Restated Credit Agreement, dated as of June 5, 2015, as amended, modified, supplemented, extended or restated from time to time, (collectively, the "Credit Agreement"), pursuant to which the Lenders have agreed, subject to and on the terms and conditions set forth therein, to make certain loans and other credit accommodations to or for the benefit of Borrower.

B.Borrower has requested that Agent and Lenders agree to amend the Credit Agreement as set forth herein.

C.MUFG Union Bank, N.A., as Agent and Lender, and Wells, as a Lender, are willing to amend the Credit Agreement on and subject to the terms set forth herein, and the parties desire to amend the Credit Agreement to effect such amendments in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Incorporation of Recitals: Definitions. Each of the above recitals is incorporated herein as true and correct and is relied upon by Agent and each Lender in agreeing to the terms of this Amendment. Any capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

2.Representations and Warranties. Borrower represents and warrants to, and covenants and agrees for the benefit of, Agent and each Lender that:

a.All of the representations and warranties of Borrower set forth in the Credit Agreement and each other Loan Document to which Borrower is a party were true, correct and complete as of the date originally made, and are true, correct and complete in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date); provided that the foregoing materiality qualifications shall not apply to any representations or warranties that are qualified by materiality in the text thereof, which representations and warranties shall be true in all respects;

b.Borrower has the power and authority to execute this Amendment, and the execution, delivery, and performance by Borrower of this Amendment and the other documents, instruments and agreements to which Borrower is a party delivered or to be delivered in connection herewith (i) are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any approval or consent of any Governmental Authority or any other third party consent, except those which have been duly obtained and are in full force and effect and those the failure of which to obtain could not be reasonably expected to have a Material Adverse Effect, (iii) do not and will not conflict with or violate any applicable Law or Borrower's Organization Documents, (iv) do not result in any breach of or constitute a default under any Contractual Obligation to which Borrower is a party, and (v) do not result in or require the creation or imposition of any Lien upon any of the assets or properties of Borrower or any of its Subsidiaries;

c.This Amendment and the other certificates, instruments, documents and agreements delivered or to be delivered by Borrower in connection herewith have been duly executed and delivered by Borrower and constitute the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by Debtor Relief Law, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought;

d.No event has occurred or failed to occur, and after and as a result of giving effect to this Amendment will occur, that is, or, with notice or lapse of time or both would constitute, a Default, an Event of Default, or a breach or failure of any condition under any Loan Document;

e.As of the date hereof, (i) Borrower has no Material Subsidiaries, or Subsidiaries that are required to be designated as Material Subsidiaries under the Loan Documents; and (ii) PBS is not a 5% Subsidiary; and

f.After and as a result of giving effect to this Amendment, Borrower has no offset, defense, claim, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to Agent or any Lender or with respect to its liabilities, obligations and indebtedness arising under or in connection with the Credit Agreement or any of the other Loan Documents.

3.	Amendments to Credit Agreement.

a.Section 1.01 of the Credit Agreement is hereby amended by adding or amending and restating the following defined terms to read as follows:

"Aggregate Commitments" means the Commitments of all Lenders. As of the Increase Effective Date, the Aggregate Commitments shall be Two Hundred Fifty Million Dollars ($250,000,000).

"Increase Effective Date" means August 1, 2016.

b.Schedule 2.01 to the Credit Agreement is hereby amended, restated and replaced with Schedule 2.01 attached hereto.

4.
Conditions Precedent. Borrower understands that this Amendment shall not be effective and shall have no force or effect until each of the following conditions precedent has been satisfied, or waived in writing by Agent (in Agent's sole discretion):

c.	Borrower shall have duly executed and delivered to Agent and each Lender this Amendment;

d.	Borrower shall have executed and delivered to MUFG Union Bank, N.A. an amended and restated Note evidencing the amount of its Commitment reflected on Schedule 2.01;

e.	Borrower shall have executed and delivered to Wells Fargo Bank, N.A. an amended and restated Note evidencing the amount of its Commitment reflected on Schedule 2.01;

f.	Borrower shall have delivered to Agent:

(i)	a certificate of Borrower, dated as of the Increase Effective Date (in sufficient copies for each Lender), signed by a Responsible Officer of Borrower (A) certifying and attaching the resolutions adopted by Borrower approving the increase of Aggregate Commitments to $250,000,000, (B) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except that (x) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation and warranty shall be required to be true and correct in all respects, (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (z) for purposes of such certification, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (C) certifying no Default exists; and

(ii)incumbency certificates and/or other certificates of Responsible Officers of Borrower as Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which Borrower is a party;

g.
The representations and warranties of Borrower under the Credit Agreement, the other Loan Documents and this Amendment, as applicable, shall be true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date); provided that the foregoing materiality qualifications shall not apply to any representations or warranties that are qualified by materiality in the text thereof, which representations and warranties shall be true in all respects;

f.
Agent shall have received, in immediately available funds, all out-of-pocket costs and expenses (including reasonable attorneys' fees and costs) incurred by Agent in connection with this Amendment and the transactions contemplated hereby and invoiced to Borrower prior to the date on which this Amendment is otherwise to become effective; provided that the failure to invoice any such amounts to Borrower prior to such date shall not preclude Agent from seeking reimbursement of such amounts, or excuse any Loan Party from paying or reimbursing such amounts, following the effective date of this Amendment; and

g. Agent shall have received such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate in connection with this Amendment.

4.Ratification and Confirmation of Loan Documents.    Except as expressly set forth in Section 3 hereof, the execution, delivery, and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, and shall not operate as a waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The Credit Agreement, all promissory notes, guaranties, security agreements, and all other instruments, documents and agreements entered into in connection with the Credit Agreement and each other Loan Document shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified, reaffirmed and confirmed by Borrower in all respects.

5.No Waivers. This Amendment: (a) in no way shall be deemed to be a consent or an agreement on the part of Agent or any Lender to waive any covenant, liability or obligation of Borrower, any Guarantor or any third party or to waive any right, power, or remedy of Agent or any Lender; (b) in no way shall be deemed to imply a willingness on the part of Agent or any Lender to grant any similar or other future waivers or to agree to any future consents, amendments or modifications to any of the terms and conditions of the Credit Agreement or the other Loan Documents; (c) shall not in any way, prejudice, limit, impair or otherwise affect any rights or remedies of Agent or any Lender under the Credit Agreement or any of the other Loan Documents, including, without limitation, Agent's or any Lender's right to demand strict performance of each Loan Party's liabilities and obligations to Agent and the Lenders and the Obligations under the Loan Documents at all times; (d) in no way shall obligate Agent or any Lender to make any future amendments, waivers, consents or modifications to the Credit Agreement or any other Loan Document; and (e) is not a continuing waiver with respect to any failure to perform any Obligation. Borrower acknowledges and agrees that: (i) except as expressly set forth herein, the Credit Agreement has not been amended or modified in any way by this Amendment, except as expressly provided herein, (ii) neither Agent nor any Lender waives any failure by Borrower to perform its Obligations under the Credit Agreement or any of the other Loan Documents, and (iii) Agent and each Lender is relying upon Borrower's representations, warranties and agreements, as set forth herein and in the Loan Documents in entering into this Amendment. Nothing in this Amendment shall constitute a satisfaction of Borrower's Obligations. This Amendment shall be deemed to be one of the Loan Documents.

6.Release. Borrower hereby, for itself, its successors, heirs, executors, administrators and assigns (each a "Releasing Party" and collectively, the "Releasing Parties"), releases, acquits and forever discharges Agent and each Lender, and their respective directors, officers, employees, agents, attorneys, affiliates, successors, administrators and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of service, expenses and compensation whatsoever which any Releasing Party might have because of anything done, omitted to be done, or allowed to be done by any of the Released Parties and in any way arising out of or connected with the Credit Agreement or the other Loan Documents as of the date of execution of this Amendment, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, including, without limitation, any specific claim raised by any Releasing Party, (the "Released Matters"). Releasing Parties each further agrees never to commence, aid or participate in (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action or other proceeding based in whole or in part upon the Released Matters. In furtherance of this general release, Releasing Parties each acknowledges and waives the benefits of California Civil Code Section 1542 (and all similar ordinances and statutory, regulatory, or judicially created laws or rules of any other jurisdiction), which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Releasing Parties each agree that this waiver and release is an essential and material term of this Amendment and that the agreements in this paragraph are intended to be in full satisfaction of any alleged injuries or damages in connection with the Released Matters. Each of the Releasing Parties represents and warrants that it has not purported to convey, transfer or assign any right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of the Released Matters. Releasing Parties each also understands that this release shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated. Releasing Parties each has consulted with legal counsel prior to signing this release, or had an opportunity to obtain such counsel and knowingly chose not to do so, and executes such release voluntarily, with the intention of fully and finally extinguishing all Released Matters. Notwithstanding anything in this Amendment, Borrower does not waive any of Agent's or any Lender's obligations under the terms of the Agreement as amended by this Amendment.

7.Miscellaneous.    Borrower acknowledges and agrees that the representations and warranties set forth herein are material inducements to Agent and the Lenders to deliver this Amendment. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns. This Amendment and the Credit Agreement shall be read together as one document. No course of dealing on the part of Agent, the Lenders or any of their respective officers, nor any failure or delay in the exercise of any right by Agent or the Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The failure at any time to require strict performance by Borrower of any provision of the Loan Documents shall not affect any right of Agent or the Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent and/or the Lenders, as applicable. No other Person shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder other than Secured Parties. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. If any provision of this Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed herefrom or therefrom, as applicable, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part hereof or thereof, as applicable. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted. The headings used in this Amendment are for convenience only and shall be disregarded in interpreting the substantive provisions of this Amendment. This Amendment may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the date first written above.

BORROWER: WAGEWORKS, INC.
By:
Name:
Its:

[Signature Page to First Amendment Credit Agreement]

IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the date first written above.

AGENT:	MUFG UNION BANK, N.A., as Agent

By:
Title:

AGENT:	MUFG UNION BANK, N.A., as Agent

By:
Title:

AGENT:	MUFG UNION BANK, N.A., as Agent

By:
Title:

[Signature Page to First Amendment to Credit Agreement]

SCHEDULE 2.01

COMMITMENTS AND
APPLICABLE PERCENTAGES
AS OF INCREASE EFFECTIVE DATE

Lender	Commitment	Applicable Percentage

MUFG UNION BANK, N.A.	$150,000,000	60.000000000%
Attention: James B. Goudy 99 Almaden Blvd., Suite 200 San Jose, CA 95113 Facsimile: (408) 280-7163

WELLS FARGO BANK, N.A.	$100,000,000	40.000000000%
Attention:

Total	$250,000,000	1.000000000%